                                                                       Exhibit 3







                          FORM COMMON STOCK CERTIFICATE


         Number                                   Shares
         D
                           DYNAMIC INTERNATIONAL, LTD.
Common Stock
$.001 Par Value                                                CUSIP 267931 103

               Incorporated under the Laws of the State of Nevada


THIS CERTIFIES THAT



IS THE OWNER OF

                     Fully paid and non-assessable shares of
                   Common Stock of Dynamic International, Ltd.

(hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                     [SEAL]
   /s/                                              /s/
---------------------------                       ------------------------------
Secretary                                         President


                                        Countersigned and Registered
                                        American Stock Transfer & Trust Company
                                        (New York)

                                        By:_______________________________
                                        Authorized Signature

Reverse Side of Stock Certificate
                           Dynamic International, Ltd.

         The Corporation will furnish to any shareholder a full statement of the powers, designations, limitations and relative participating, optional or other special rights of the shares of each class authorized to be issued, the qualifications, limitations and restrictions of such preferences and rights, the variations in the rights and preferences between the shares of any series of any authorized preferred class so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any such preferred class. In addition, it contains the usual information relating to transfer of the stock represented by the certificate and it allows for completion of information required in connection with any such transfer.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM - as tenants in common            UNIF FIT MIN ACT-________Custodian__________
                                                            (Cust)           (Minor)
TEN ENT - as tenants by the
          entireties                      under Uniform Gifts to Minors

JT TEN - as joint tenants with right      Act__________________________
of survivorship and not as tenants in         (State)
common

     Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

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(Please print or typewrite name and address including postal zip code of assignee)

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______________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said shares on the books of the within Corporation with full power of substitution in the premises.


Dated_________________________
                                              ---------------------------------
                                    NOTICE:    The signature to this assignment
                                               must correspond with the name as
                                               as written upon the face of the
                                               Certificate, in every particular,
                                               without alteration or enlargement
                                               or any change whatever.